SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.    ]

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 20, 2021.

MOODY’S CORPORATION

MOODY’S CORPORATION 7 WORLD TRADE CENTER 250 GREENWICH STREET NEW YORK, NY 10007

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 23, 2021
Date: April 20, 2021 Time: 9:30 AM EDT
Location: Via the Internet at
www.virtualshareholdermeeting.com/MCO2021
To attend the meeting, please visit www.virtualshareholdermeeting.com/MCO2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2021 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

    Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

    During The Meeting:

Go to www.virtualshareholdermeeting.com/MCO2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.  Election of Directors

       Nominees:

1a.   Jorge A. Bermudez

1b.  Thérèse Esperdy

1c.   Robert Fauber

1d.  Vincent A. Forlenza

1e.   Kathryn M. Hill

1f.   Lloyd W. Howell, Jr.

1g.  Raymond W. McDaniel, Jr.

1h.  Leslie F. Seidman

1i.   Bruce Van Saun

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.     Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2021.

3.     Advisory resolution approving executive compensation.

4.     Advisory “Say-on-Climate Plan” resolution approving the Company’s 2020 Decarbonization Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.